SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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TENGASCO, INC. __________________________________________________________________________

(Name of Registrant as Specified in its Charter)

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TENGASCO, INC.
10215 TECHNOLOGY DRIVE N.W.
KNOXVILLE, TENNESSEE 37932

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
April 24, 2006

TO THE STOCKHOLDERS:

        Notice is hereby given that the 2006 annual meeting of stockholders (the “Annual Meeting”) of Tengasco, Inc. (the “Company”) has been called for and will be held at the Homewood Suites by Hilton, 10935 Turkey Drive, Knoxville, Tennessee 37922 10:00 A.M., local time, on Monday, April 24, 2006 for the following purposes:

    1.        To elect Clarke H. Bailey, Jeffrey R. Bailey, John A. Clendening, Neal F. Harding, Carlos P. Salas and Peter E. Salas to the Board of Directors to hold office until their successors shall have been elected and qualify;

    2.        To ratify the appointment by the Audit Committee of the Board of Directors of Rodefer Moss & Co, PLLC to serve as the independent certified public accountants for the current fiscal year; and

    3.        To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on March 1, 2006 as the record date for the determination of the stockholders entitled to receive notice and to vote at the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company’s offices at 10215 Technology Drive N.W., Suite 301, Knoxville, Tennessee 37932, for ten (10) days prior to April 24, 2006.

By Order of the Board of Directors

          Jeffrey R. Bailey, Chief Executive Officer

Dated: March 22, 2006

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

TENGASCO, INC.
PROXY STATEMENT

GENERAL

        This proxy statement is furnished by the Board of Directors of Tengasco, Inc., a Tennessee corporation (sometimes the “Company” or “Tengasco”), with offices located at 10215 Technology Drive, N.W., Suite 301, Knoxville, Tennessee 37932, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company to be held on April 24, 2006 and at any adjournments thereof (the “Annual Meeting”). This proxy statement will be mailed to stockholders beginning approximately March 22, 2006.

        You may vote in person at the Annual Meeting or you may vote by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. If your share ownership is recorded directly, you will receive a proxy card. Voting instructions are included on the proxy card. If your share ownership is beneficial (that is, your shares are held in the name of a bank, broker or other nominee referred to as in “street name”), your broker will issue you a voting instruction form that you use to instruct them how to vote your shares. Your broker must follow your voting instructions. Although most brokers and nominees offer mail, telephone and internet voting, availability and specific procedures will depend on their voting arrangements.

        If a proxy is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the directors named therein, and FOR the ratification of the selection by the Audit Committee of the Board of Directors of Rodefer Moss & Co, PLLC, as the independent certified public accountants of the Company.

        A copy of the Company’s annual report on Form 10-K of the Company for the fiscal year ended December 31, 2005 (“Fiscal 2005”), which contains financial statements audited by the Company’s independent certified public accountants, accompanies this proxy statement.

        The cost of preparing, assembling and mailing this notice of meeting, proxy statement, the enclosed annual report on Form 10-K and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, fax transmission or e-mail. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the common stock. The Company will reimburse such persons for their expenses in forwarding soliciting material.

VOTING SECURITIES AND

PRINCIPAL HOLDERS

        The Board of Directors has fixed the close of business on March 1, 2006 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at the Annual Meeting. Only stockholders on the Record Date will be able to vote at the Annual Meeting.

        As of the Record Date, 58,605,698 shares of the Company’s common stock, $.001 par value per share are outstanding, and each share will be entitled to one (1) vote, with no shares having cumulative voting rights. Holders of shares of common stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders.

        Management knows of no business other than that specified in Items 1 and 2 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

        The following table sets forth the share holdings of those persons who own more than 5% of the Company’s common stock as of March 1, 2006 with these computations being based upon 58,604,678 shares of common stock being outstanding as of that date and as to each shareholder, as it may pertain, assumes the exercise of options or warrants granted or held by such shareholder as of March 1, 2006.

Five Percent Stockholders(1)

Name and Address	Title	Number of Shares Beneficially Owned		Percent of Class
Dolphin Offshore	Stockholder	21,057,492	(2)	35.9%
Partners, L.P.
129 East 17th Street
New York, NY 10003
SC Fundamental Value	Stockholder	6,494,100	(3)	11%
Fund, L.P.
747 Third Avenue, 27th Fl
New York, NY 10017

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

GENERAL

        Article III, paragraph number 2 of the Company’s Bylaws provides that the number of directors of the Company shall be a minimum of three and a maximum of ten. The members of the Board of Directors are each elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. The Board of Directors consisted of six persons during Fiscal 2005 and six nominees for the Board are put forth before the stockholders for the Annual Meeting. All of the nominees are presently directors of the Company and Mr. Jeffrey R. Bailey, one of the director-nominees is also presently the Chief Executive Officer of the Company.

        The directors will serve until the next annual meeting of stockholders and thereafter until their successors shall have been elected and qualified.

        Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the nominees named above as directors. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

BOARD OF DIRECTORS

        The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Although only one member of the Board is involved in day-to-day operating details, the other members of the Board are kept informed of the Company’s business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held twelve meetings in Fiscal 2005. All directors who are up for re-election attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors served during Fiscal 2005. Although it has no formal policy requiring attendance, the Company encourages all of its directors to attend the annual meeting of stockholders. Two of the Company’s directors attended last year’s annual meeting and it is anticipated that all of the director-nominees will attend this year’s Annual Meeting.

        Management believes that a majority of the six director-nominees are independent directors in accordance with the definition of that term under the Rules of the American Stock Exchange.

        There is no understanding or arrangement between any director or any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.

      Identification of Director-Nominees

        The following table sets forth the names of all current director-nominees.

Name	Positions Held	Date of Initial Election or Designation
Clarke H. Bailey	Director	8/12/04
1865 Palmer Avenue
Larchmont, NY 10538
Jeffrey R. Bailey	Director;	2/28/03-8/11/04;
2306 West Gallaher Ferry	Chief Executive	10/21/04
Knoxville, TN 37932	Officer
John A. Clendening	Director	2/28/03
1031 Saint Johns Drive
Maryville, TN 37801
Neal F. Harding	Director	8/12/04
2509 Plantside Drive
Louisville, KY 40299
Carlos P. Salas	Director	8/12/04
129 East 17th Street
New York, NY 10003
Peter E. Salas	Director;	10/8/02
129 East 17th Street	Chairman of the Board	10/21/04
New York, NY 10003

      Background of Directors

        The following is a brief account of the experience, for at least the past five (5) years, of each nominee for director.

        Clarke H. Bailey is 51 years old. He is currently Chairman of the Board and Chief Executive Officer of Glenayre Technologies, Inc. (NasdaqNM:GEMS), a company engaged in the development and sale of software and equipment in the wireless communications industry. He has been a director of Glenayre since December 1990, Chairman since October 1999, and

CEO since October 2003. From January 1999 to March 2002 he was Chairman and CEO of ShipXact.com, Inc. From February 1995 to January 1998 he was Chairman and CEO of United Acquisition Company and its parent, United Gas Holding Corporation until their acquisition by Iron Mountain Incorporated (NYSE:IRM), a records and information management services company, in 1998. He has served on the Board of Directors of Iron Mountain since January 1998. He also served as Chairman of Arcus, Inc. from July 1995 to January 1998, and Co-Chairman of Highgate Capital L.L.C. from February 1995 to March 2002. He holds a Bachelor’s degree in Economics and a Bachelor’s degree in Rhetoric from the University of California, Davis and a Master of Business Administration degree from The Wharton School, University of Pennsylvania. He was elected to the Board of Directors on August 12, 2004. Mr. Bailey serves as the Chairman of the Company’s Audit Committee and as the financial expert of that Committee.

        Jeffrey R. Bailey is 48 years old. He graduated in 1980 from New Mexico Institute of Mining and Technology with a B.S. degree in Geological Engineering. Upon graduation he joined Gearhart Industries as a field engineer working in Texas, New Mexico, Kansas, Oklahoma and Arkansas. Gearhart Industries later merged with Halliburton Company. In 1993 after 13 years working in various field operations and management roles primarily focused on reservoir evaluation, log analysis and log data acquisition he assumed a global role with Halliburton as a petrophysics instructor in Fort Worth, Texas. His duties were to teach Halliburton personnel and customers around the world log analysis and competition technology and to review analytical reservoir problems. In this role Mr. Bailey had the opportunity to review reservoirs in Europe, Latin America, Asia Pacific and the Middle East developing a special expertise in carbonate reservoirs. In 1997 he became technical manager for Halliburton in Mexico focusing on finding engineering solutions to the production challenges of large carbonate reservoirs in Mexico. He joined the Company as its Chief Geological Engineer on March 1, 2002. He was elected as President of the Company on July 17, 2002 and is presently the Company’s Chief Executive Officer. He was elected as a Director on February 28, 2003 and served as a Director until August 11, 2004. He was again elected to the Company’s Board of Directors on October 21, 2004.

    Dr. John A. Clendening is 74 years old. He received B.S. (1958), M.S. (1960) and Ph. D. (1970) degrees in geology from West Virginia University. He was employed as a Palynologist-Coal Geologist at the West Virginia Geological Survey from 1960 until 1968. He joined Amoco in 1968 and remained with Amoco as a senior geological associate until 1992. Dr. Clendening has served as President and other offices of the American Association of Stratigraphic Palynologists and the Society of Organic Petrologists. From 1992-1998 he was engaged in association with Laird Exploration Co., Inc. of Houston, Texas, directing exploration and production in south central Kentucky. In 1999 he purchased all the assets of Laird Exploration in south central Kentucky and operates independently. While with Amoco Dr. Clendening was instrumental in Amoco’s acquisition in the early 1970‘s of large land acreage holdings in Northeast Tennessee, based upon his geological studies and recommendations. His work led directly to the discovery of what is now the Company’s Paul Reed # 1 well. He further recognized the area to have significant oil and gas potential and is credited with discovery of the field which is now known as the Company’s Swan Creek Field. Dr. Clendening previously served as a Director of the Company from September 1998 to August 2000. He was again elected as a Director of the Company on February 28, 2003.

        Neal F. Harding is 64 years old. He received a Bachelors of Science degree in Social Sciences from Campbellsville University in 1964. He is the Chairman and Chief Executive Officer of the Heritage Companies based in Cocoa Beach, Florida which are three management companies specializing in the development, construction, and management of more than 6,000 single and multi-family affordable housing units. Mr. Harding through various partnerships, currently owns in excess of 16,000 affordable housing units throughout the country. He is the owner of R.M.D. Corp., the largest franchisee of Hooters restaurants. He is also the majority shareholder of World Wide Wings, a Hooters franchisee which owns and manages six international units located in Canada and England. Mr. Harding is also the majority shareholder in F & H Development Company, which owns and operates a semi-public PGA-designed 18-hole golf course in Sikeston, Missouri. Additionally, Mr. Harding is the sole shareholder of Harding Construction Services, Inc., a real estate company specializing in the acquisition and development of commercial and residential properties. Mr. Harding is the exclusive franchisee of Qdoba Mexican Grill Restaurants in south Florida. Mr. Harding previously served as a director of the Company from August 31, 1999 to August 7, 2000. He was again elected as a Director of the Company on August 12, 2004.

        Carlos P. Salas is 34 years old. He is a principal of Dolphin Advisors, L.L.C., which manages a private-equity investment fund focused on middle-market opportunities. Before joining Dolphin Advisors, Mr. Salas led an investor group in the acquisition of a private engineering and manufacturing firm in 2001, and joined the company to lead a financial and operating restructuring as CFO in 2002. Previously, Mr. Salas led corporate finance and mergers and acquisitions advisory assignments for middle-market clients as an investment banker with the Los Angeles office of Donaldson, Lufkin & Jenrette (“DLJ”), and when DLJ was acquired by Credit Suisse First Boston Corporation (“CSFB”), joined CSFB’s mergers and acquisitions group. Prior to joining DLJ in 1999, Mr. Salas practiced law with Cleary, Gottlieb, Steen & Hamilton in New York, advising financial sponsors and corporate clients in connection with financings and cross-border mergers and acquisitions transactions. Mr. Salas received his J.D. from The University of Chicago in 1996, and his B.A. in Philosophy from New York University in 1992. He was elected to the Company’s Board of Directors on August 12, 2004.

        Peter E. Salas is 51 years old. He has been President of Dolphin Asset Management Corp. and its related companies since he founded it in 1988. Prior to establishing Dolphin, he was with J.P. Morgan Investment Management, Inc. for ten years, becoming Co-manager, Small Company Fund and Director-Small Cap Research. He received an A.B. degree in Economics from Harvard in 1976. Mr. Salas was elected to the Board of Directors on October 8, 2002.

      Committees

        The Company’s Board has operating audit, nomination and governance, compensation/stock option, and frontier exploration committees.

Compensation/Stock Option Committee

        In Fiscal 2004, the Company’s Board merged its Compensation and Stock Option Committees into one Committee. The members of the Compensation/Stock Option Committee in Fiscal 2005 were director-nominees John A. Clendening, Carlos P. Salas and Neal F. Harding with Mr. Clendening acting as Chairman. The Compensation/Stock Option Committee’s other functions, in conjunction with the Board of Directors, are to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company for directors, officers and other employees of the Company. The Compensation/Stock Option Committee expects to periodically review the approach to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company’s compensation philosophy is consistent with the Company’s best interests and is properly implemented.

        The Compensation/Stock Option Committee is also charged with administering the Tengasco, Inc. Stock Incentive Plan (the “Stock Incentive Plan”) which was adopted by the Board of Directors on October 25, 2000. The Compensation/Stock Option Committee has complete discretionary authority with respect to the awarding of options and Stock Appreciation Rights (“SARs”), under the Stock Incentive Plan, including, but not limited to, determining the individuals who shall receive options and SARs; the times when they shall receive them; whether an option shall be an incentive or a non-qualified stock option; whether an SAR shall be granted separately, in tandem with or in addition to an option; the number of shares to be subject to each option and SAR; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole, in part or in installments and the terms relating to such installments; the exercise price of each option and the base price of each SAR; the form of payment of the exercise price; the form of payment by the Company upon the exercise of an SAR; whether to restrict the sale or other disposition of the shares of common stock acquired upon the exercise of an option or SAR; to subject the exercise of all or any portion of an option or SAR to the fulfillment of a contingency, and to determine whether such contingencies have been met; with the consent of the person receiving such option or SAR, to cancel or modify an option or SAR, provided such option or SAR as modified would be permitted to be granted on such date under the terms of the Stock Incentive Plan; and to make all other determinations necessary or advisable for administering the Plan.

REPORT OF THE COMPENSATION COMMITTEEON
EXECUTIVE COMPENSATION

      Introduction

        The Compensation/Stock Option Committee of the Board of Directors is composed solely of non-employee directors who satisfy the current independence standards established by the American Stock Exchange. Pursuant to the Rules of the American Stock Exchange, this Committee determines or recommends to the Board of Directors for determination the compensation of the Company’s Chief Executive Officer and all of the Company’s other officers. The Chief Executive Officer may not be present during the voting or deliberations with respect to his compensation.

        The following report is being furnished with respect to certain compensation paid to the Company’s executive officers during the fiscal year ended December 31, 2005.

      Compensation Philosophy

        The Company’s compensation program is intended to attract, retain, motivate and reward highly qualified executives who are expected to manage both the short-term and long-term success of the Company and thereby increase shareholder value. The level of compensation that is paid to executive officers is based on both the performance of the Company and the individual officer. The Company’s performance is judged primarily upon the operating results and profitability for the immediately preceding fiscal year. Individual performance is measured based on an evaluation of the executive officer’s particular responsibilities, his performance in the prior year, and his general management skills.

      Compensation Program

        The Company’s compensation program for executive officers consists of cash compensation and, if the situation warrants, equity based compensation. The principal elements of this program are the following:

        Salary. The base salary component of an executive officer’s compensation is intended to reward the executive for normal levels of performance. When reviewing base salaries, the Committee will consider the following factors: (1) individual performance, (2) the performance of the Company and the extent to which the executive contributed to that performance, (3) the executive’s level of responsibility and prior experience; and (4) the executive’s value to the Company both presently and in the future. The Committee also considers the recommendations of the Chief Executive Officer except in the case of his own compensation.

        Stock Options. In order to align the financial interests of executive officers with those of the shareholders, the Committee grants stock options to its executives on a periodic basis. Options are granted with an exercise price equal to or greater than the market value of the Company’s’s shares on the date of grant. Since the financial reward provided by stock options will be dependent on appreciation in the market value of the Company’s shares, stock options effectively reward executives only for performance that results in improved market performance of our common stock, which directly benefits all shareholders. Generally, the number of shares included in each stock option grant is determined based on an evaluation of the executive’s importance to the future performance of the Company, as well as his past performance. Options are granted on terms that provide that they will become exercisable (or “vest”) in annual or other periodic installments (such as, for example, 25% per year over four years), so that if an executive’s employment is terminated, whether by the Company or by the executive, prior to the full vesting of the options, the unvested portion terminates automatically, thereby creating an incentive for the executive to remain in the Company’s employ for at least the vesting period.

        During Fiscal 2005 the Compensation/Stock Option Committee met six (6) times. In Fiscal 2005 it granted options to officers and employees of the Company to purchase an aggregate of 2,500,000 shares of the Company’s common stock, including an option to purchase 1,250,000 shares to Jeffrey R. Bailey, the Company’s Chief Executive Officer and options to purchase 400,000 shares each to Mark A. Ruth, the Company’s Chief Financial Officer and Cary V. Sorensen, the Company’s Vice-President, Secretary and General Counsel. Each of the options granted to these officers Option vests over a period of fours years with 20% vested upon authorization and additional 20% on each anniversary date of authorization and the exercise price of the options was greater than the market price of the Company’s per share price on the day the options were granted.

        It also reviewed and made recommendation to the full Board of Directors regarding salaries and benefits of the Company’s executive officers. In determining the salary of the Company’s Chief Executive Officer during the fiscal year ended December 31, 2005, the Committee considered his prior employment history and experience in the oil and gas industry, his superior knowledge of that industry, his past performance with the Company, his management abilities and projected performance during the fiscal year. The Committee also considered the Company’s performance and financial position in making its determination. The Committee set Mr. Bailey’s salary at an annual rate of $130,000.

Member of the Compensation/Stock Option Committee

John A. Clendenning Carlos P. Salas Neal F. Harding

Compensation/Stock Option Committee InterlockingAnd
Insider Participation

        No interlocking relationship existed or exists between any member of the Company’s Compensation/Stock Option Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member or nominee of the Compensation/Stock Option Committee is an officer or an employee of the Company.

Audit Committee

        In Fiscal 2005, director-nominees Clarke H. Bailey, John A. Clendening and Neal F. Harding were the members of the Audit Committee. Mr. Bailey was the Chairman of the Committee and the Board of Directors determined that Mr. Bailey is an “audit committee financial expert” as defined by applicable Securities and Exchange Commission (“SEC”)

regulations. Each of the members of the Audit Committee met the independence and experience requirements of the applicable laws, regulations and stock market rules, including the Sarbanes-Oxley Act, regulations and rules promulgated by the SEC and the American Stock Exchange. The Audit Committee adopted an Audit Committee Charter during fiscal 2001. In 2004, the Board adopted an amended Audit Committee Charter, a copy of which was included in the Company’s 2004 Proxy Statement and is available on the Company’s internet website, www.tengasco.com. The Audit Committee’s functions are to review with management and the Company’s independent auditors, the scope of the annual audit and quarterly statements, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements; to review major changes to the Company’s auditing and accounting principles and practices suggested by the independent auditors; to monitor the independent auditor’s relationship with the Company; to advise and assist the Board of Directors in evaluating the independent auditor’s examination; to supervise the Company’s financial and accounting organization and financial reporting, and, to nominate, for approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed. In addition, the Audit Committee has the responsibility to review and consider fee arrangements with, and fees charged by, the Company’s independent auditors. The Audit Committee met four times in Fiscal 2005 with the Company’s auditors, including to discuss the audit of the Company’s year end financial statements. It is intended that if elected as directors, Messrs. Bailey, Clendening and Harding will continue to serve as members of the Audit Committee and Clarke H. Bailey will continue to be designated as the financial expert of the committee in 2006.

Audit Committee Report

      The Audit Committee has:

(a)	Reviewed and discussed the Company’s unaudited financial statements for the first three quarters of Fiscal 2005 and the Company’s audited financial statements for the year ended December 31, 2005 with the management of the Company and the Company’s independent auditors.

(b)	Discussed with the Company’s independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as the same was in effect on the date of the Company’s financial statements; and

(c)	Received the written disclosures and the letter from the Company’s independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company’s financial statements.

        Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the unaudited financial statements for each of the first three quarters of Fiscal 2005 be included in the Quarterly Reports on Form 10-Q for those quarters and that the audited financial statements for the year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

Members of the Audit Committee

Clarke H. Bailey Neal F. Harding John A. Clendenning

Nomination and Governance Committee

        The Nomination and Governance Committee was formed in Fiscal 2004. In Fiscal 2005, the members of the Committee were director-nominees Carlos P. Salas, Clarke H. Bailey and Neal F. Harding with Mr. Salas acting as Chairman. The Company believes that each member of the Committee was independent as that term is defined under the rules of the American Stock Exchange. The Committee met one time in Fiscal 2005. The Committee, among other duties, determines the slate of director candidates to be presented for election at the Company’s annual meeting of shareholders. Although the Company does not presently have a nominating committee charter, on November 18, 2004, the Company’s Board of Directors adopted procedures for annual director nominations by the Nomination and Governance Committee. Those procedures provide that the qualifications that should be met by any person recommended as a nominee for a position on the Company’s Board of Directors should include one or more of the following: a background or experience in oil and gas exploration, production, transportation, geology, construction, finance or in another business, government service, or profession that would reasonably enable the nominee to provide seasoned and reputable service to the shareholders of the Company in the performance of the duties of a member of the Board of Directors. In addition to these qualifications, a nominee must be willing to serve without a right to receive compensation for such service.

        The Company has no separate policy with regard to the consideration of any director candidates recommended by security holders. However, the Nomination Committee will consider director candidates recommended by security holders. Any person recommended by a security holder to serve on the Board of Directors is considered upon the same terms as candidates recommended by any other person.

        Among the nominating procedures adopted are the following: (1) Any shareholder, officer, or director may recommend for nomination any person for the slate of candidates for membership on the Company’s Board of Directors to be presented to the shareholders at the Company’s annual meeting of shareholders. Such recommendations must be furnished in writing addressed to the Company’s Board of Directors at the Company’s principal offices. All such nominations will be furnished to the Nomination Committee which may conduct interviews, investigations or make other determinations as to the qualifications of such recommended persons. (2) Any then-current members of the Board of Directors desiring to stand for re-election may be placed on the slate of directors for re-election without further inquiry as to their qualifications. (3) The Nomination Committee will meet to determine the slate of candidates for the Board in such a manner and at such a time so as not to delay either the mailing of the proxy statement to the Company’s shareholders or the annual meeting of shareholders. At such meeting, each recommended person including directors standing for re-election shall be subject to affirmative vote of half or more of the members of the Nomination Committee for inclusion on the slate of nominees. (4) The adopted procedures apply only to the determination of the slate of directors to be presented for election at the annual meeting of the shareholders. Any vacancies on the Board of Directors following the annual meeting of shareholders may be filled in the manner currently applicable under the Company’s Charter, Bylaws, and applicable state law. (5) The procedures adopted may be amended from time to time by the Board of Directors or by the Nomination Committee, in order to comply with any applicable provision or interpretation of any rule, statute, or stock exchange rule of the exchange on which the Company’s stock may be listed.

        The nomination procedures adopted are posted on the Company’s internet website at www.tengasco.com. In the event of any such amendment to the procedures, the Company intends to disclose the amendments on the Company’s internet website within five business days following such amendment.

        The Nomination Committee determined the slate of candidates for the Board of Directors presented for election at this year’s Annual Meeting.

        The other function of this Committee is to oversee the Company’s compliance with the corporate governance requirements of the SEC and the American Stock Exchange. The Chairman of the Committee, Carlos P. Salas, is an attorney with experience in the area of securities law.

Other Committees

The Company's Board also has a frontier exploration committee. The members of this Committee in Fiscal 2005 were Jeffrey R. Bailey, John A. Clendening and Carlos P. Salas. The Committee met five (5) times in Fiscal 2005 to discuss new areas of potential development for the Company.

      Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC no later that the second business day after the date on which the transaction occurred unless certain exceptions apply. To the Company’s knowledge, based on the review of copies of such reports filed with the SEC and other information furnished to the Company, all Section 16(a) filing requirements applicable to the Company’s officers, directors and greater than 10% beneficial owners were complied with during Fiscal 2005.

      Family and Other Relationships

        There are no family relationships between any of the present directors or executive officers of the Company except that Carlos P. Salas, a Director of the Company, is the second cousin of Peter E. Salas, also a director of the Company. Mr. Carlos P. Salas is also one of seven members of Dolphin Advisors, LLC which serves as the managing general partner of Dolphin Direct Equity Partners, L.P., a private company investment fund that is not a shareholder of the Company. The majority owner of Dolphin Advisors, LLC is Dolphin Management, Inc, the sole shareholder of which is Peter E. Salas. Dolphin Management, Inc. is also the managing partner of Dolphin Offshore Partners, L.P. which directly owns 20,839,492 shares of the Company’s common stock. Peter E. Salas is the controlling person of Dolphin Offshore Partners, L.P. Carlos P. Salas has no direct or indirect ownership interest in Dolphin Offshore Partners, L.P.

        There is no family or other relationship between Clarke H. Bailey, a Director of the Company and Jeffrey R. Bailey, the President and a Director of the Company. Mr. Clarke H. Bailey owns an approximately 1.5% investment interest in Dolphin Offshore Partners, L.P. and in Dolphin Direct Equity Partners, L.P. Management believes that Mr. Bailey is not an affiliate of either of these entities as a result of his minor percentage investment in those companies. There are no family relationships between any of the other Directors or executive officers of the Company.

      Involvement in Certain Legal Proceedings

        To the knowledge of management, no director, executive officer or affiliate of the Company or owner of record or beneficially of more than 5% of the Company’s common stock is a party adverse to the Company or has a material interest adverse to the Company in any proceeding.

        To the knowledge of management, during the past five years, no present or former director, executive officer, affiliate or person nominated to become a director or an executive officer of the Company:

(1)	Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

(2)	Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)	Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his or her involvement in any type of business, commodities, securities or banking activities;

(4)	Was found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission (“CFTC”) to have violated any federal or state securities law or Federal commodities law, and the judgment in such civil action or finding by the SEC or CFTC has not been subsequently reversed, suspended, or vacated.

      Stockholder Communications with the Board of Directors

        Stockholders may communicate with the Board of Directors of the Company by writing to: Cary V. Sorensen, Secretary, Tengasco, Inc., 10215 Technology Drive, N.W., Suite 301, Knoxville, TN 37932 or by e-mail: to: CSorensen@tengasco.com Subject: Communication to Board of Directors. All letters and e-mails will be answered, if possible, and will be distributed to board members as appropriate. Notwithstanding the foregoing, the Company has the authority to discard or disregard any communication which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

Name and Address	Title	Number of Shares Beneficially Owned(4)		Percent of Class(5)
Clarke H. Bailey	Director	110,000	(6)	Less than 1%
1865 Palmer Avenue
Larchmont, NY 10538
Jeffrey R. Bailey	Director;	386,287	(7)	Less than 1%
2306 West Gallaher Ferry	President
Knoxville, TN 37932
John A. Clendening	Director	240,000	(8)	Less than 1%
1031 Saint Johns Drive
Maryville, TN 37801
Neal F. Harding	Director	685,180		1.2
2509 Plantside Drive
Louisville, KY 40299
Carlos P. Salas	Director	10,000	(9)	Less than 1%
129 East 17th Street
New York, NY 10003
Peter E. Salas	Director	21,057,492	(10)	35.9
129 East 17th Street
New York, NY 10003
Robert M. Carter	President	7,696		Less than 1%
441 Glen Abbey Blvd	Tengasco
Knoxville, TN 37922	Pipeline Corporation
Mark A. Ruth	Chief	140,100	(11)	Less than 1%
9400 Hickory Knoll Lane	Financial
Knoxville, TN 37931	Officer
Cary V. Sorensen	Vice-President;	120,000	(12)	Less than 1%
5517 Crestwood Drive	General Counsel;
Knoxville, TN 37919	Secretary
All Officers, Directors		22,756,755	(13)	38.4
and Director-Nominees as a group

      Changes in Control

        To the knowledge of the Company’s management, there are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company.

EXECUTIVE COMPENSATION

        The following table sets forth a summary of all compensation awarded to, earned or paid to, the Company’s Chief Executive Officer during fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003. None of the Company’s other executive officers earned compensation in excess of $100,000 per annum for services rendered to the Company in any capacity during those periods.

Summary Compensation Table

						— — Long Term Awards— —
		AnnualCompensation				Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation	Restricted Stock Awards ($)	Securities Underlying ($) Options/ SARs(#)	Payouts	All Other Compensation
Jeffrey R. Bailey,	2005	$130,000	$-0-	$-0-	-0-	1,250,000	-0-	-0-
Chief Executive
Officer

Richard T. Williams,	2004	$80,000	$-0-	$-0-	-0-	13,125	-0-	-0-
Chief Executive	2003	$80,000	$-0-	$-0-	-0-	73,125	-0-	-0-
Officer(14)

Option Grants For Fiscal 2005

	Individual Grants					Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term(15)
Name	Number of Securities Underlying Options/SARs Granted (#)		Percent of Total Options/SARs Granted to Employees in Fiscal 2005	Exercise or Base Price ($/Sh)	Expirat-ion Date	5%($)	10% ($)

Jeffrey R	1,250,000	(16)	50%	$0.27	4/20/10	$87,500	$200,000
Bailey

None of the Company's other executive officers earned compensation in excess of $100,000 per annum for services rendered to the Company in any capacity in Fiscal 2005.

Aggregate Option Exercises For Fiscal 2005 and Year End Option Values

			Number of Securities Underlying Unexercised Options/SARs at December 31, 2005	Value(17) of Unexercised In-the-Money Options/SARs at December 31, 2005
Name	Shares Acquired on Exercise	Value ($)Realized	Exercisable/Unexercisable	Exercisable/ Unexercisable
Jeffrey R. Bailey	-0-	$0	1,250,000/-0-	$162,500/-0-

        None of the Company’s other executive officers earned compensation in excess of $100,000 per annum for services rendered to the Company in any capacity during the fiscal year ended December 31, 2005.

Compensation of Directors

        The Board of Directors has resolved to compensate members of the Board of Directors for attendance at meetings at the rate of $250 per day, together with direct out-of-pocket expenses incurred in attendance at the meetings, including travel. The Directors, however, have waived such fees due to them as of this date for prior meetings.

        Members of the Board of Directors may also be requested to perform consulting or other professional services for the Company from time to time. The Board of Directors has reserved to itself the right to review all directors’ claims for compensation on an ad hoc basis.

        Directors who are on the Company’s Audit, Compensation/Stock Option and Nomination and Governance Committees are independent and therefore, do not receive any consulting, advisory or compensatory fees from the Company. However, such Board members may receive fees from the Company for their services on those committees. A plan (the “Plan”) to issue cash and/or shares of stock to independent directors for service on the various committees of the Board of Directors was authorized by the Company’s Board on May 19, 2005 and approved by shareholders at last year’s Annual Meeting.

        Under the Plan, the Board of Directors, in its discretion, from time to time may grant compensation to any or all independent directors serving on the Company’s Board of Directors as the Board may deem appropriate in the form of cash or Company stock, provided that the value of such compensation does not exceed the limits of compensation for determination of the independence of directors under rules and regulations of the SEC or the American Stock Exchange (“AMEX”) or such other exchange upon which shares of the Company may be listed. The Board may, but is not required, to consider the recommendations of the Compensation/Stock Option Committee with regard to any such cash or equity compensation to be awarded.

        Pursuant to the Plan,on July 19, 2005, the Company issued 100,000 shares of its common stock each to two of its directors, John A. Clendening and Clarke H. Bailey, and 50,000 shares to another director, Neal F. Harding, for their services as members of the Audit Committee.

        The Company adopted an employee health insurance plan in August 2001. The Company does not presently have a pension or similar plan for its directors, executive officers or employees. Management has considered adopting a 401(k) plan and full liability insurance for directors and executive officers. However, there are no immediate plans to do so at this time.

Employment Contracts

        There are presently no employment contracts relating to any member of management. However, depending upon the Company’s operations and requirements, the Company may offer long term contracts to directors, executive officers or key employees in the future.

CERTAIN TRANSACTIONS

      Transactions with Management and Others

        Except as set forth hereafter, there have been no material transactions, series of similar transactions or currently proposed transactions during 2005, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company’s common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

        On March 4, 2005, the Company sold its gas wells, associated gathering system, underlying leases and rights of way located on its Kansas Properties for $2.4 million. All of the net proceeds from the sale were used to pay down a note the Company had issued to Dolphin Offshore Partners, L.P. (“Dolphin”) dated May 18, 2004 from its original principal amount of $2,500,000 to $150,000. This note evidenced a $2.5 million loan from Dolphin to the Company the proceeds of which had been used primarily to funds the Company’s settlement of its litigation with its primary lender, Bank One, N.A. Dolphin is the Company’s largest shareholder. Peter E. Salas, who is the Chairman of the Board of Directors of the Company, is the sole shareholder and controlling person of Dolphin Management, Inc., the general partner of Dolphin.

        On May 19, 2005, the Company issued a note to Dolphin in the principal amount of $700,000 bearing interest at the rate of 12% per annum and payable on August 20, 2005 (the “$700,000 Note”). The $700,000 Note replaced the balance due of $150,000 on the Company’s earlier note to Dolphin as described above and a $550,000 note to Dolphin evidencing a loan in that principal amount made by Dolphin to the Company on December 31, 2004. The proceeds of that $550,000 loan were used in part to fund the Company’s exchange of a cash payment for a portion of the Company’s outstanding Series A 8% Cumulative Convertible Preferred Stock. Thereafter, the due date of the $700,000 Note was extended on the same terms as the existing Note to December 31, 2005.

        On August 22, 2005, Dolphin loaned the Company the sum of $1,814,000 to fund the Company’s exchange of cash payments for the surrender of a portion of its Series B 8% and Series C 6% Cumulative Convertible Preferred Stock. The loan was evidenced by a promissory note to Dolphin on the same date and in the same principal amount of the loan bearing interest at the rate of 12% per annum and due and payable on December 31, 2005 (the “$1,814,000 Note”).

        Both the $700,000 Note and the $1,814,000 Note were secured by all of the Company’s assets.

        On October 5, 2005, Hoactzin Partners, L.P. (“Hoactzin”) subscribed for a 94.3% working interest in a twelve well drilling program to be undertaken by the Company on its Kansas Properties. In exchange for its interest in that drilling program, Hoactzin surrendered to the Company the $700,000 Note and the $1,814,000 Note which had been assigned to it by Dolphin. Under the terms of the twelve well drilling program, once Hoactzin receives total proceeds from its working interest in the program in the amount of $3,016,800 Hoactzin will pay the Company a management fee equal to 85% of the net revenues attributable to its working interest in the Program for the remaining life of the twelve wells. In addition, the Company has an option expiring March 31, 2006 to repurchase from Hoactzin the obligation to drill the final six wells of the twelve well program by paying to Hoactzin an amount equal to one half of the principal amount of the notes exchanged by Hoactzin, plus interest on that amount at 6% per annum until the date of repurchase, and granting to Hoactzin a 1/16 overriding royalty in both the six wells existing at the time of repurchase and the next six wells in the Program drilled by the Company. Hoactzin has agreed to extend the expiration date of the repurchase option from March 31, 2006 to an indefinite future date being not later than the beginning of drilling of what would be the seventh well in the program if the repurchase option has not been exercised. Peter E. Salas, the Chairman of the Board of Directors of the Company, is the controlling person of both Hoactzin and, as stated, he is also the sole shareholder and controlling person of Dolphin Management, Inc., the general partner of Dolphin.

        The Company’s Board of Directors has not adopted any general policy with respect to these transactions, many of which were effected on behalf of the Company by senior management prior to consideration of the transaction by the Board of Directors in light of senior management’s perceived urgency of the funding requirements, the limited availability of alternative sources, and the belief that the terms of such transactions were at least as favorable to the Company as could have been obtained through arms-length negotiations with unaffiliated third parties. In each of the Company’s transactions with Dolphin, Peter E. Salas negotiated on behalf of Dolphin with senior management of the Company as to the terms thereof and did not participate in any Board action with respect thereto.

        In an offer made to all holders of the Company’s B and C Shares, on September 12, 2005, Dolphin exchanged all of its Series B Shares having an aggregate value of $1,148,760 for 4,595,040 shares of the Company’s common stock.

        On April 21, 2005, options were granted under the Tengasco, Inc. Stock Incentive Plan for a term of five years to the following officers of the Company to purchase shares of the Company’s common stock in the following amounts at a price of $0.27 per share which was above the closing price of $0.23 of the Company’s stock as listed on the AMEX on that day: 1,2500,000 shares to Jeffrey Baily, the Company’s Chief Executive Officer, 400,000 shares each to Mark A. Ruth, the Company’s Chief Financial Officer, and Cary V. Sorensen, Vice-President, Secretary and General Counsel to the Company. Each of these options is for a term of five years and vests over a period of fours years with 20% vested upon authorization and additional 20% on each anniversary date of authorization over the next four years.

        On July 19, 2005, the Company issued 100,000 shares of its common stock each to two of its directors, John A. Clendening and Clarke H. Bailey, and 50,000 shares to another director, Neal F. Harding, for their services as members of the Audit Committee.

      Indebtedness of Management

        No officer, director or security holder known to the Company to own of record or beneficially more than 5% of the Company’s common stock or any member of the immediate family of any of the foregoing persons is indebted to the Company.

      Parent of the Issuer

The Company has no parent.

PERFORMANCE GRAPH

        The graph below compares the cumulative total stockholder return on the Company’s common stock with the cumulative total stockholder return of (1) the American Stock Exchange Index and (2) the Standard Industrial Code Index for the Crude Petroleum and Natural Gas Industry based on 208 different companies, assuming an investment in each of $100 on December 21, 1999, the date on which the Company’s Common Stock began trading on the American Stock Exchange.

COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE

COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

		FISCAL YEAR ENDING
COMPANY/INDEX/MARKET	12/29/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/30/2005
Tengasco Incorporated	100.00	69.58	9.24	6.30	2.18	3.36
Crude Petroleum & Natural Gas	100.00	91.76	97.82	157.10	199.58	286.73
AMEX Market Index	100.00	95.39	91.58	124.66	142.75	157.43

BOARD RECOMMENDATION AND VOTE REQUIRED

        For Proposal No. 1 regarding the election of directors, votes may be cast in favor of all nominees, may be withheld with regard to all nominees or may be withheld only with regard to nominees specified by the stockholder. Directors will be elected by a plurality of the votes of the shares of the Company’s common stock present in person or represented by proxy, and entitled to vote on the election of directors at a meeting at which a quorum is present. Abstentions are tabulated in determining the votes present at a meeting. Consequently, an abstention has the same effect as a vote against a director-nominee, as each abstention would be one less vote in favor of a director nominee. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter. The Board of Directors recommends that stockholders vote “FOR” the nominees set forth above. Unless marked to the contrary, proxies received will be voted FOR the nominees set forth above.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF RODEFER MOSS & CO,PLLC AS INDEPENDENT AUDITORS

        On May 31, 2005, the Company engaged Rodefer Moss & Co, PLLC (“Rodefer Moss”) of Knoxville, Tennessee to serve as its independent registered public accounting firm and dismissed BDO Seidman LLP (“BDO Seidman”). The change in independent registered public accounting firms was approved by the Audit Committee of the Company’s Board of Directors and thereafter ratified by the Company’s stockholders at last year’s Annual Meeting. BDO Seidman audited the Company’s financial statements for the year ended December 31, 2004 and for several prior years. Rodefer Moss audited the Company’s financial statements for the year ended December 31, 2005. The Board’s Audit Committee has again recommended and the Board of Directors has approved the engagement of Rodefer Moss as independent certified public accountants, to audit the accounts for the Company for Fiscal 2006.

        The Company is advised that neither Rodefer Moss nor any of its partners has any material direct or indirect relationship with the Company. The Audit Committee considers Rodefer Moss to be well qualified for the function of serving as the Company’s auditors. Tennessee law does not require the approval of the selection of auditors by the Company’s stockholders, but in view of the importance of the financial statements to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors.

      Previous Independent Auditors

    (a)        BDO Seidman’s audit report on the financial statements for the year ended December 31, 2004 was qualified for an uncertainty as to the Company’s ability to continue as a going concern. BDO Seidman’s audit report for that period contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

    (b)        During the fiscal year ended December 31, 2004 and the subsequent interim period through May 31, 2005, there were no disagreements with BDO Seidman on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO Seidman’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

    (c)        None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred within the year ended December 31, 2004 or within the period from January 1, 2005 through May 31, 2005 except, that on November 12, 2004, BDO Seidman advised management and the Audit Committee that it believed a material weakness existed in the Company’s internal controls over financial reporting. The Company disclosed this material weakness in the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2004 and in its

Annual Report on Form 10-K for the year ended December 31, 2004. The Company reported that its disclosure controls and procedures were not effective to ensure that material information was recorded, processed, summarized and reported by management of the Company on a timely basis in order to comply with the Company’s disclosure obligations under the Securities Exchange Act of 1934, and the rules and regulations thereunder as to one particular matter. That matter involved an error in the calculation of the estimated fair value of the Company’s mandatory preferred stock for presentation in accordance with Statement of Financial Accounting Standard No. 150 “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” Management noted that the matter (i) related principally to the implementation of complex and new calculations under a newly implemented accounting standard, and (ii) that the error described did not result from the failure of the Company’s disclosure controls and procedures to make known to the appropriate officials and auditors the facts concerning the Company’s convertible preferred stock. Management after consulting with BDO Seidman determined that this could be remedied by continuing education and professional development of accounting staff on new accounting pronouncements and this would be sufficient to prevent any similar reoccurrence. The Company has and is continuing to provide necessary and appropriate educational and professional development and such efforts have remediated the material weakness described herein.

    (d)        The Audit Committee of the Board of Directors participated in and approved the decision to change accountants.

    (e)        The Company provided BDO with a copy of the foregoing statements and requested that BDO Seidman furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agreed with such statements. BDO Seidman has provided the Company with a copy of the letter it sent to the SEC stating that it had reviewed and agreed with the Company’s statements.

      New Independent Accountants

        Prior to its engagement of Rodefer Moss as its new independent auditors, the Company did not consult with Rodefer Moss regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by Roderfer Moss on the Company’s financial statements; or (iii) any other matter that was the subject of a disagreement between the Company and its former auditors as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as that term is defined in Item 304(a)(1)(v).

AUDIT AND NON-AUDIT FEES

        The following table presents the fees for professional audit services rendered by the Company’s prior independent accountants, BDO Seidman and the Company’s current independent accountants, Rodefer Moss, for the audit of the Company’s annual consolidated financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, and fees for other services rendered by BDO Seidman and Rodefer Moss during those periods:

Fee Category	Fiscal 2005	Fiscal 2004
Audit Fees	$123,500		$155,000
Audit-Related Fees	$0		$0
Tax Fees	$0		$0
All Other Fees	$1,500		$12,000
Total Fees	$125,000		$167,000

        All fees in 2004 were fees of BDO Seidman, the Company’s independent accountants during that period. All fees in 2005 with the exception of $18,000 under the category Audit Fees provided by the Company’s new accountants, Rodefer Moss, were fees charged by the Company’s former accountants, BDO Seidman, relating primarily to their audit of the Company’s financial statement for the year ended December 31, 2004.

        Audit fees include fees related to the services rendered in connection with the annual audit of the Company’s consolidated financial statements, the quarterly reviews of the Company’s quarterly reports on Form 10-Q and the reviews of and other services related to registration statements and other offering memoranda.

        Audit-related fees are for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of the Company’s financial statements.

        Tax Fees include (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

        All Other Fees includes fees for all other services provided by the principal accountants not covered in the other categories such as litigation support, etc.

        All of the services for 2004 and 2005 were performed by the full-time, permanent employees of either BDO Seidman or Rodefer Moss.

        All of the 2005 services described above were approved by the Audit Committee pursuant to the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company’s independent auditors to the extent that rule was applicable during fiscal year 2005. The Audit Committee considered whether the provisions of such services, including non-audit services, by BDO Seidman and Rodefer Moss were compatible with maintaining their independence and concluded they were.

BOARD RECOMMENDATION AND VOTE REQUIRED

        The Board of Directors recommends that you vote in favor of the above proposal to ratify the appointment of Rodefer Moss & Co, PLLC as independent auditors of the Company for Fiscal 2006. A representative of Rodefer Moss & Co, PLLC is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

        Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Audit Committee and the Board of Directors will review the future selection of the Company’s independent auditors.

        Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the ratification of the selection by the Board of Directors of Rodefer Moss & Co, PLLC as the Company’s independent certified public accountants for Fiscal 2006. Shares voted as abstaining will count as votes cast. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter. An abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote “against” Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

STOCKHOLDERS’ PROPOSALS

        Proposals of stockholders intended to be presented at the 2007 annual meeting must be received in writing, by the President of the Company at its offices by November 22, 2006 in order to be considered for inclusion in the Company’s proxy statement relating to that meeting.

        SEC rules and regulations provide that if the date of the Company’s 2007 Annual Meeting is advanced or delayed more than 30 days from the date of the 2006 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2007 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2007 Annual Meeting. Upon determination by the Company that the date of the 2007 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2006 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

By Order of the Board of Directors

Cary V. Sorensen,
Secretary

TENGASCO, INC.

THIS PROXY IS SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Jeffrey R. Bailey and Cary V. Sorensen as proxies (the “Proxies”), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.001 par value per share, of Tengasco, Inc. (the “Company”) held of record by the undersigned on March 1, 2006 at the Annual Meeting of stockholders to be held at the Homewood Suites by Hilton, 10935 Turkey Drive, Knoxville, Tennessee, on Monday, April 24, 2006, at 10:00 A.M. local time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

Please mark boxes / / in blue or black ink.

1.     Election of Directors: Clarke H. Bailey, Jeffrey R. Bailey, John A. Clendening, Neal F. Harding, Carlos P. Salas and Peter E. Salas.

      (Mark only one of the two boxes for this item)

        / / VOTE FOR all nominees named above except those who may be named on these two lines:

(OR)

        / / VOTE WITHHELD as to all nominees named above.

2.     Proposal to ratify appointment of Rodefer Moss & Co, PLLC as the Company’s independent certified public accountants for Fiscal 2006:

         FOR / / AGAINST / / ABSTAIN / /

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

        When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted “FOR” Proposals 1 and 2.

        Please mark, date, sign and return this Proxy promptly in the enclosed envelope.

        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _______________________ , 2006
X ____________________________ Signature
X _____________________________ Print Name(s)
X ____________________________ Signature, if held jointly

    (1)        Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power.

    (2)        Consists of 20,839,492 shares held directly by Dolphin Offshore Partners, L.P. (“Dolphin”) and, 218,000 shares held directly by Peter E. Salas who is the Chairman of the Company’s Board of Directors and is the sole shareholder and controlling person of Dolphin Management, Inc, the general partner of Dolphin.

    (3)        Ownership of shares reported on Schedule 13F filed with the SEC by member of a group consisting of SC Fundamental Value Fund, L.P., SC Fundamental LLC, SC Fundamental Value BVI, Ltd., SC Fundamental BVI, Inc., SC BVI Partners, PMC-BVI, Inc., Peter M. Collery, Neil H. Koffler and John T. Bird. This group initially reported its ownership on a Schedule 13G filed with the SEC.

    (4)        Unless otherwise stated, all shares of common stock are directly held with sole voting and dispositive power. The shares set forth in the table are as of March 1, 2006.

    (5)        Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934 based upon 58,605,698 shares of common stock being outstanding as of the record date, March 1, 2006. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of March 1, 2006 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage of any other person. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

    (6)        Consists of 100,000 shares held directly and a vested, fully exercisable option to purchase 10,000 shares.

    (7)        Consists of 76,287 shares held directly and vested, fully exercisable options to purchase 310,000 shares.

    (8)        Consists of 230,000 shares held directly and a vested, fully exercisable option to purchase 10,000 shares.

    (9)        Consists of a vested, fully exercisable option to purchase 10,000 shares.

    (10)        Consists of 218,000 shares held directly and 20,839,492 shares held directly by Dolphin Offshore Partners, L.P. (“Dolphin”). Peter E. Salas the Chairman of the Company’s Board of Directors is the sole shareholder and controlling person of Dolphin Management, Inc which is the general partner of Dolphin.

    (11)        Consists of 100 shares held directly and vested, fully exercisable options to purchase 140,000 shares.

    (12)        Consists of shares underlying vested, fully exercisable options.

    (13)        Consists of shares held directly and indirectly by management, 20,839,492 shares held by Dolphin and 600,000 shares underlying vested, fully exercisable options, .

    (14)        Richard T. Williams replaced Malcolm E. Ratliff as the Company’s Chief Executive Officer on February 3, 2003 and continued in that position until he resigned as of December 31, 2004.

    (15)        The potential realizable value is reported net of the option exercise price, but before income taxes associated with exercise. These amounts represent assumed annual compounded rates of appreciation of 5% and 10% only from the date of grant to the end of the option. Actual gains, if any, on stock option exercises are dependent on future performance of the Company’s common stock, as applicable, overall stock market conditions, and the optionee’s continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

    (16)         Option vests over a period of fours years with 20% vested upon authorization and additional 20% on each anniversary date of authorization over the next four years.

    (17)        Unexercised options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option. The fair market value of the Common Stock was $0.40 per share on December 30, 2005, the last trading day of Fiscal 2005, as reported by the American Stock Exchange. Mr. Bailey was granted an option to purchase 1,250,000 shares of the Company’s common stock at a price of $0.27 per share. That option vests over a period of four years with 20% vested on authorization and an additional 20% vesting on the anniversary date of authorization over the next four years. The option expires on April 20, 2010.